U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 21, 2004
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                        (Date of earliest event reported)


                     Potash Corporation of Saskatchewan Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Canada                         1-1035                      N/A
 ---------------------------          -----------            -------------------
(State or Other Jurisdiction          (Commission              (IRS employer
     of Incorporation)                File Number)           Identification No.)


                             122 - 1st Avenue South
                     Saskatoon, Saskatchewan, Canada S7K 7G3
                                  306-933-8500
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 (Address and telephone number of the registrant's principal executive offices)

                                       N/A
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         (Former name or former address, if changed since last report)
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                                TABLE OF CONTENTS
                                -----------------

Current Report on Form 8-K
    Item 1.01 Entry into a Material Definitive Agreement
    Item 2.03 Creation of a Direct Financial Obligation
Signature
Index to Exhibits

                     Potash Corporation of Saskatchewan Inc.
                           Current Report on Form 8-K


Item 1.01 Entry into a Material Definitive Agreement

            On September 21, 2004, we entered into a second amendment to our Term Credit Agreement with The Bank of Nova Scotia and other financial institutions dated September 25, 2001, as amended September 23, 2003. A copy of the amendment is attached hereto as Exhibit 4(c).

            The amendment extends the conversion date (the date on which the amount available under the facility is permanently reduced to the amount then outstanding) and the maturity date of the Term Credit Agreement, as amended, by one year to September 20, 2005 and September 20, 2006, respectively. The amendment also amends the table of interest rate margins applicable to any funds borrowed under the facility and expands the class of permitted liens under the Term Credit Agreement's covenant on encumbrances.


Item 2.03 Creation of a Direct Financial Obligation

            The discussion of the second amendment to our Term Credit Agreement entered into as of September 21, 2004 is incorporated herein by reference to "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Potash Corporation of Saskatchewan Inc.

                                    By: /s/ John L.M. Hampton
                                        ----------------------------------------
                                        John L.M. Hampton
                                        Senior Vice President, General Counsel
                                        and Secretary
                                        Potash Corporation of Saskatchewan Inc.
Date: September 23, 2004

                                Index to Exhibits

  Exhibit Number     Description of Document
  --------------     -----------------------

       4(c) Syndicate Term Credit Facility Second Amending Agreement dated September 21, 2004